Segment Information	12 Months Ended
Dec. 31, 2020
Segment Reporting [Abstract]
Segment Information

1 7 .	Segment Information
The Group uses the management approach to determine operation segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker (“CODM”) for making decisions, allocation of resources and assessing performance.
The Group’s CODM has been identified as the Chief Executive Officer. Before October 2018, the Group operated and managed its business in PRC China as a single operating segment. In October 2018, the Group acquired a business which operates a live stream platform mainly in Southeast Asia (“Nonolive”) and identified it as a new operating segment. In August 2019, the Group set up “DouYu Japan” which operates a live streaming platform in Japan with a third party. The Group has determined that Nonolive and DouYu Japan do not meet the quantitative thresholds for a reportable segment under ASC 280-10-50 in the year ended December 31, 2020, therefore, does not result in a reportable segment.
The following table summarizes the revenue by type of service provided by the Group:

	Years ended December 31,
	2018	2019	2020
	RMB	RMB	RMB

Live streaming	3,147,196,247	6,617,291,032	8,852,225,839
Advertisement	342,169,195	513,265,806	645,227,128
Other	165,017,684	152,673,415	104,420,970

Total	3,654,383,126	7,283,230,253	9,601,873,937

99.8%, 99.5% and 98.8% of the Group’s revenue for the years ended December 31, 2018, 2019 and 2020, respectively, were generated from the PRC. As of December 31, 2019 and 2020, 100% and 100% of long-lived assets of the Group were located in the PRC.
There were no customers from whom revenue accounted for 10% or more of total revenue for the years ended December 31, 2018, 2019 and 2020, respectively.